Exhibit 10.39

CELL CURE NEUROSCIENCES LTD.

SHARE OPTION PLAN

 OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Share Option Plan, as amended from time to time (the "Plan") of Cell Cure Neurosciences Ltd. (the "Company") shall have the same defined meanings in this Option Agreement (the "Option Agreement").

I.	NOTICE OF OPTION GRANT

1.	Name:	(the "Optionee")
Address:

2.
The undersigned Optionee has been granted an Option to purchase Ordinary Shares, par value NIS0.01 each of the Company, subject to the terms and conditions of the Plan, this Option Agreement and Section 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 (the "Tax Ordinance") and any regulations, rules or orders promulgated thereunder, all as amended from time to time (collectively, "Section 3(i)"), as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	NIS/US$

Total Number of Shares subject to the Option

Total Exercise Price	NIS/US$

Type of Option:	Section 3(i) Option

Term/Expiration Date:
[10 years following the Date of Grant]

3.	Vesting Schedule

Subject to the terms and conditions set forth in this Option Agreement and the Plan, this Option shall become exercisable, in numbers of whole Shares, according to the following vesting schedule:

The Option shall become exercisable, in numbers of whole Shares, according to the following vesting schedule: [[Twenty five percent (25%) of the Ordinary Shares subject to the Option shall vest upon the first anniversary of the Vesting Commencement Date, and thereafter the remainder of the Ordinary Shares subject to the Option shall vest on a quarterly basis over a period of two (2) years, such that on the last day of each quarter during such two year period a sum equal to 9.375% of the Ordinary Shares subject to the Option shall vest, and so that three (3) years following the Vesting Commencement Date, all the Ordinary Shares subject to the Option shall be fully vested and exercisable, subject to Optionee's continuing to be a Service Provider of the Company or any Affiliate through such dates. In no event, shall the Option vest and become exercisable for any additional Shares following Optionee's termination of relationship as a Service Provider with the Company or any Affiliate of the Company.]]

4.	Provisions for Termination

This Option granted to the Optionee shall be exercisable during the periods described in Section 12 of the Plan, as the case may be, provided however, that if Optionee shall cease to be a Service Provider of the Company or any Affiliate thereof, the entire unexercised Option (whether vested or not) shall expire immediately as further described in Section 12 of the Plan. Notwithstanding the preceding sentence, in no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

For purposes hereof, termination of Optionee's relationship as a Service Provider shall be deemed effective as detailed in Section 12 of the Plan.

5.	Adjustments

Subject to the terms and conditions set forth in this Option Agreement and the Plan, this Option shall be adjusted as provided in Section 13 of the Plan.

6.	Corporate Transaction

Notwithstanding anything to the contrary in Section 13(c) of the Plan and in addition thereto, in the event that the any unexercised part of the Option is not assumed or substituted by the successor corporation or a parent or subsidiary of the successor corporation during and/or immediately following the Corporate Transaction, such Option, in whole or in part, shall terminate as of the date of the closing of the Corporate Transaction and the Committee shall notify the Optionee in writing or electronically of such termination.

II.	AGREEMENT

1.	Grant of Option.

1.1.
Subject to the terms and conditions set forth herein, in the Plan and in the Notice of Option Grant, the Company hereby grants the Optionee named in the Notice of Option Grant, an Option qualified as "Section 3(i) Option" (the "Option"), to purchase the number of Shares set forth in the Notice of Option Grant (the "Shares"), at the exercise price per Share set forth in the Notice of Option Grant (the "Exercise Price").

1.2.
This Option is granted pursuant to the Plan, and the said Option and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. Any interpretation of this Option Agreement will be made in accordance with the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. Notwithstanding the foregoing, in the event of a conflict between the terms and conditions of the Plan or of this Option Agreement and any provision of Section 3(i) or any applicable law, the latter shall govern and prevail.

1.3.
The Optionee is aware that the Company intends to issue additional shares and to grant additional options in the future to various entities and individuals, as the Company in its sole discretion shall determine.

2.
Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

3.
Term of Option. This Option may be exercised only within the Term set out in the Notice of Option Grant, and may be exercised during the Term only in accordance with the Plan and the terms of this Option Agreement. In the event the Option shall not be exercised within its Term, such Option, or such part thereof, shall expire and all interests and rights of the Optionee in and to the same shall terminate.

4.	Exercise of Option.

4.1.
Right to Exercise. This Option shall be exercisable during its Term in accordance with the vesting schedule set out in the Notice of Option Grant and with the applicable provisions of the Plan and this Option Agreement.

4.2.
Continuous Engagement Required. Except as otherwise provided in Section 3 or 4 of the Notice of Option Grant, this Option may not be exercised unless the Optionee, at the time he exercises this Option is, and has been at all times since the Date of Grant set out in the Notice of Option Grant engaged by the Company or any Affiliate thereof. Transfer between locations of the Company or between the Company and its Affiliates shall not be considered termination of engagement. In case of an approved leave of absence, the vesting of the Option shall be suspended during such leave of absence.

4.3.
Method of Exercise. This Option shall be exercised by delivery of a signed notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and shall be accompanied with such other representations and agreements, as may be required by the Company and/or any applicable laws. The Notice of Exercise shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Notice of Exercise and settlement of payment of the aggregate Exercise Price in such form satisfactory to the Company. The Optionee may purchase less than the number of Shares covered by the Option, provided that no partial exercise of this Option may be for a fraction of a Share. If any fractional interest in a Share would be deliverable upon exercise, including but not limited to, as result of adjustments as provided in Section 13 of the Plan, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number of Shares.

4.4.	Method of Payment. Payment of the aggregate Exercise Price for the purchased Shares shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)	Cash;

(b)	Check or wire transfer;

(c)	At the discretion of the Committee, consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Committee; or

(d)	Any combination of the foregoing methods of payment or another form of payment approved by the Committee.

5.
Restrictions on Exercise. This Option may not be exercised and no Shares shall be issued pursuant to the exercise, unless such exercise, the issuance of the Shares and the method of payment of the Exercise Price comply with all applicable laws. This Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of Shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Committee. The Optionee agrees to cooperate with the Company to ensure compliance with any such condition; provided, however, that nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, approval, disclosure, or to satisfy such other condition.

6.	Rights as a Shareholder.

6.1.
Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), the Optionee shall not have any of the rights or privileges granted to a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option. No adjustment will be made for a dividend or other shareholders' right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

6.2.
Voting Proxy. Concurrently with the exercise of the Option and as a condition precedent to such exercise and the issuance of any Shares in respect thereof, the Optionee shall sign and deliver to the Company an irrevocable proxy substantially in the form of Exhibit B attached hereto. By this proxy, the Optionee’s right to vote any acquired Shares shall be assigned to the Proxy Holder, who shall vote such Shares on any issue brought before the shareholders of the Company in accordance with the majority vote of the shareholders of the Company (as voted by the shareholders without taking such acquired Shares in consideration). Such irrevocable voting proxy shall expire and be of no further force and effect upon the consummation of an IPO.

7.	Compliance with Laws and Stock Exchange Rules.

7.1.
In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or under any other applicable law, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option or immediately upon the Company's first demand, deliver to the Company his investment representation statement, in such form as may be prescribed by the Company, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and shall make such other representations as are deemed necessary or appropriate by the Company or its counsel.

Notwithstanding the above, the Company may, but shall not be obligated to register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any law.

7.2.
Standoff Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration statement of the Company filed under the Securities Act or any other applicable law, Optionee shall not offer, pledge, sell, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) during the one hundred eighty (180) days period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of any registration statement of the Company filed under the Securities Act or any other applicable law.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or, which are necessary to give further effect thereto. In addition, if requested by the Company or the Managing Underwriter, Optionee shall provide, within ten (10) days of such request, such information, as may be required by the Company or such Managing Underwriter in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act or any other applicable law. The Company may impose stop-transfer instructions with respect to the sale of Shares (or other securities) subject to the foregoing restriction until the end of such Market Standoff Period. Optionee agrees that any transferee of the Option or Shares acquired pursuant to the Option shall be bound by this Section.

8.	Restrictions on Resale and Limited Transferability of Shares.

8.1.
The Optionee hereby acknowledges and agrees that, the Committee may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by an Optionee or other subsequent transfers by the Optionee of any Shares issued as a result of or under the Option, including without limitation, restrictions under an insider trading policy and restrictions pursuant to applicable regulations of any stock exchange on which the Shares may be listed for trading. The Optionee agrees to cooperate with the Company to ensure compliance with any such restrictions, conditions or limitations.

8.2.
The Optionee hereby acknowledges and agrees that the Shares issued as a result of or under the Option shall be subject to such restrictions on transfer and/or sale as are generally applicable to Ordinary Shares of the Company, including but not limited to (i) restrictions detailed in the Company's Articles of Association, as amended from time to time; (ii) restrictions detailed in any shareholders agreements (as applicable to other shareholders of Ordinary Shares of the Company), as amended from time to time, regardless of whether or not the Optionee is a party to such agreements.

9.	Tax Consequences.

9.1.
By accepting the grant of the Option, the Optionee acknowledges and agrees that any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Option and the sale and/or release of Shares issued upon exercise of the Option and/or any other event or act (of the Optionee, the Company or its Affiliate that engages the Optionee (if applicable)), shall be borne solely by the Optionee, and Optionee will be solely liable for all such taxes, fees and other liabilities. The Company or its Affiliate that engages the Optionee (if applicable) shall withhold taxes according to the requirements under applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, by executing this Option Agreement the Optionee hereby agrees to indemnify the Company, its Affiliate that engages the Optionee (if applicable) and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option and/or the sale of any Shares by or on behalf of an Optionee and may refuse to deliver Shares, until all tax consequences (if any) arising therefrom are resolved in a manner reasonably acceptable to the Company.

9.2.
Legal and Tax Consultation. The Optionee acknowledges that the Company has advised the Optionee to consult an independent tax advisor with respect to legal and tax consequences of the Option, and the Optionee has consulted with any legal or tax advisors that the Optionee deems necessary. Optionee acknowledges that he is not relying on the Company or any Affiliate thereof for any legal or tax advice, and that the Company and any Affiliate thereof shall not be deemed to have provided any legal or tax advice to Optionee with respect to the Option.

10.
No Duty to Disclose. Except as required by applicable law, neither the Company, nor its shareholders, Directors, or officers shall have any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Shares before or at the time of termination of Optionee’s engagement, including, without limitation, any information concerning the plans of offering its equity securities to the public or its acquisition by or merger with or into another corporation or other entity.

11.	Acknowledgment and Waiver.

11.1.
By participating in the Plan, and accepting the grant of the Option, the Optionee agrees and acknowledges that: (i) the Plan is discretionary in nature and all determinations with respect to any future grants, including but not limited to, the times when options shall be granted, the number of Shares subject to each option, the exercise price and the time or times when each right shall be exercisable will be at the sole discretion of the Company, and the Company can amend, cancel, or terminate the Plan at any time; (ii) the grant of the Option under the Plan is voluntary and occasional, and does not create any contractual or other right to receive future grants of any options, or benefits in lieu of the Options even if options have been granted repeatedly in the past; (iii) the Optionee’s participation in the Plan is voluntary; (iv) the value of the Option is an extraordinary item of compensation, which is outside the scope of the Optionee’s employment agreement, if any; (v) the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any social benefits, severance, end of service payments, bonuses, long-service awards, pension or similar payments; (vi) the future value of the Shares purchased under the Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Plan; (vii) this Option grant will not be interpreted to mean that an entity other than the entity that engages the Optionee has relationship with the Optionee; (viii) no claim or entitlement to compensation or damages arises from the expiration of this Option or diminution in value of this Option or Shares purchased through exercise of this Option resulting from termination of Optionee's engagement with the Company or any Affiliate thereof (for any reason whatsoever) and Optionee irrevocably releases the Company and any Affiliate thereof engaging Optionee from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the terms of this Option Agreement, Optionee shall be deemed irrevocably to have waived any entitlement to pursue such claim; and (ix) unless there is a written engagement agreement for a specified term in effect, Optionee's engagement with the Company or any Affiliate thereof may be terminated at any time, with or without Cause, by the Company or any Affiliate thereof and neither the Plan nor this Option shall obligate the Company or any Affiliate to engage Optionee for any particular length of time nor confer any right with respect to continuing the Optionee's status as an employee or service provider.

11.2.
In the event that a duly authorized legal body or other authorized forum, orders the Company or any Affiliate thereof to grant the Optionee the rights and privileges of a salaried employee, no income or gain which the Optionee may be credited with or which purports to be credited to the Optionee as a result of the grant or exercise of the Option, the issuance of the Shares, the sale thereof, or any other event or act hereunder, shall in any manner be taken into account in the calculation of the basis for the Optionee's entitlements from the Company or any Affiliate thereof or in the calculation of any social welfare right or other rights or benefits arising out of the engagement by the Company or any Affiliate thereof, including without limitation, social security, manager's insurance, educational fund, pension funds, severance pay, holiday pay, etc. In the event that the Company or any Affiliate thereof shall be required, pursuant to any law, to take into account for purposes of calculating any such benefits, any of the aforesaid elements of income or gain actually or theoretically credited to the Optionee, the Optionee shall promptly indemnify the Company and/or any Affiliate thereof against any expense caused to it in this regard, and any such amount shall be deemed a debt of the Optionee to the Company and/or any Affiliate thereof, which may be deducted or set off from any amounts payable to the Optionee.

12.
Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

13.
Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Option, unless otherwise determined by the Board.

14.
Waivers and Consents. Except as provided in the Plan, the terms and provisions of this Option Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Option Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

15.
Data Privacy. The Company will collect, process, use and deliver personal data of Optionee for the purpose of executing and managing the Plan and the exercise of Optionee’s rights thereunder, as well as for any other aspect required in connection with Optionee’s employment with the Company. By entering into this Option Agreement and accepting the Options, the Optionee hereby expressly: (i) authorizes the Company, any Affiliate of the Company and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company, to any Affiliate of the Company or to any such agent such information and data as shall be requested in order to facilitate the grant of Options and/or Shares and the administration of the Plan; (ii) waives any data privacy rights he may have with respect to such information; (iii) authorizes the Company, any Affiliate of the Company and any such agent to store and transmit such information in electronic form; and (iv) approves and consents, in any case, for the transfer of information, its storage and usage outside of Israel and this for the purposes listed above.

Optionee acknowledges that providing such data is not required under law and it is subjected to Optionee’s sole consideration. Optionee is free to decide whether it wants to grant or deny its consent. In this case the Company would not be able to comply with the legal requirements associated with the participation in the Plan, and as a consequence Optionee will not be able to participate in the Plan.

16.	Interpretation: The use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

17.
Entire Agreement; Severability. The Plan is incorporated herein by reference. The Optionee declares and agrees that the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and/or agreements and/or understanding, whether written or oral, between the Optionee and the Company or the officers and/or Directors and/or shareholders thereof with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a written amendment signed by the Company and Optionee. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remainder of this Option Agreement will continue in full force and effect.

18.
Governing Law; Jurisdiction. This Option Agreement is governed by and construed and enforced in accordance with the laws of the State of Israel, without giving effect to the principles of conflict of laws thereof. The competent courts in the State of Israel shall have the sole jurisdiction in any matter pertaining to this Option Agreement.

19.
Notices. All notices given under this Option Agreement may be delivered by (a) personal delivery; or (b) registered mail or courier. Notices delivered personally shall be deemed given upon delivery. Notices sent by mail shall be deemed given five (5) business days (or if sent by courier - two (2) days) after mailing (postage prepaid), if mailed in accordance herewith.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

OPTIONEE:	Cell Cure Neurosciences Ltd.

Signature	By

Print Name	Title

Exhibit A

SHARE OPTION PLAN

NOTICE OF EXERCISE

Cell Cure Neurosciences Ltd.

[Address]

Attention:	[	]

1.
Exercise of Option.  Effective as of today,______________, [date], the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase___________Ordinary Shares (the “Shares”) of Cell Cure Neurosciences Ltd. (the “Company”), at the exercise price of NIS/US$_______per Share, under and pursuant to the Company’s Share Option Plan (the “Plan”) and the Share Option Agreement between the Optionee and the Company dated_____________, (the “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan and the Option Agreement shall have the same defined meaning in this Notice of Exercise.

2.
Delivery of Payment. The Optionee herewith delivers to the Company the full Exercise Price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option, if applicable.

3.	Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.	Rights as Shareholder.

4.1
Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), the Optionee shall not have any of the rights or privileges granted to a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option. No adjustment will be made for a dividend or other shareholders' right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

4.2
Voting Rights. Concurrently with execution of this Notice of Exercise and as a condition to this exercise and the issuance of any Shares in respect thereof, the Optionee shall execute an irrevocable proxy, substantially in the form attached hereto as Exhibit B, in accordance with Section 7.2 of the Option Agreement.

5.
Limited Transferability and Restrictions on Sale of Shares. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder has to comply with such restrictions on transfer as are generally applicable to Ordinary Shares of the Company, including but not limited to (i) restrictions detailed in the Company's Articles of Association, as amended from time to time; and (ii) restrictions detailed in any shareholders agreements (as applicable to other shareholders of Ordinary Shares of the Company), as amended from time to time, regardless of whether or not the Holder is a party to such agreements.

6.
Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Affiliate of the Company for any tax advice.

7.	Restrictive Legends and Stop-Transfer Orders.

7.1
Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF RESTRICTION PURSUANT TO AN AGREEMENT EXECUTED BY THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER. THE HOLDER OF THESE SHARES HAS CONSENTED TO THE ENTRY OF STOP TRANSFER INSTRUCTIONS WITH THE ISSUER'S TRANSFER AGENT AGAINST THE TRANSFER OF THESE SHARES IN ORDER TO ENFORCE THE PROVISIONS OF SUCH AGREEMENT. AS A RESULT OF THIS MARKET STAND-OFF RESTRICTION, THESE SHARES MAY NOT BE TRANSFERRED DURING THE PERIOD ENDING 180 DAYS AFTER THE DATE OF THE FINAL PROSPECTUS RELATING TO THE PUBLIC OFFERING OF THE ISSUER.

7.2
Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7.3
Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice of Exercise, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so improperly transferred.

8.
Successors and Assigns. The Company may assign any of its rights under this Notice of Exercise to single or multiple assignees, and this Notice of Exercise shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Notice of Exercise shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

9.
Interpretation. Any dispute regarding the interpretation of this Notice of Exercise shall be submitted by Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties, unless otherwise determined by the Board.

10.
Governing Law; Severability. This Notice of Exercise is governed by and construed and enforced in accordance with the laws of the State of Israel without giving effect to the principles of conflict of laws thereof. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remainder of this Notice of Exercise will continue in full force and effect.

11.
Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Notice of Exercise, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements, whether written or oral, between the Optionee and the Company or the officers and/or Directors and/or shareholders thereof with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	Cell Cure Neurosciences Ltd.

Signature	By

Print Name	Title

Address:	Address:
Date Received

Exhibit B

IRREVOCABLE PROXY

The undersigned, a shareholder of Cell Cure Neurosciences Ltd. (the "Company"), hereby irrevocably appoints and constitutes the Chairman of the Board of Directors of the Company, as shall be in office from time to time, or any other person appointed by the Board of Directors of the Company, as proxy (the “Proxy Holder”) in connection to any and all aspects of the undersigned’s shareholdings in the Company with respect to shares of the Company issued to the undersigned upon the exercise of options granted under the Company’s Share Option Plan (the “Plan”) or in connection therewith (the “Shares”) to, including, without limitation: (i) receive any notices the Company may deliver to its shareholders, pursuant to the Company’s Articles of Association, as amended, any shareholders agreement, applicable law or otherwise, (ii) attend all meetings of the shareholders of the Company and vote such Shares at any meeting of the shareholders of the Company (and at any postponements or adjournments thereof) and waive all minimum notice requirements for such meetings of shareholders,

(iii) execute any consents or dissents in writing without a meeting of the shareholders of the Company to any corporate action thereof, (iv) waive any preemptive right, right of first refusal, right of first offer, co-sale right or any other similar right or restriction to which the undersigned will be entitled by virtue of the Shares, (v) give or withhold consent or agreement to any matter which requires undersigned’s consent or agreement in its capacity as a shareholder of the Company (whether such is required under the Articles of Association, as amended of the Company, any agreement to which the undersigned is a party as a shareholder or otherwise), and/or (vi) join in making a request to convene a general meeting or class meeting of the shareholders of the Company or to otherwise exercise any and all powers and authorities vested within the undersigned in its capacity as a shareholder of the Company (in each of the foregoing cases, to the fullest extent that the undersigned will be entitled to act so, and in the same manner and with the same effect as if the undersigned were personally present at any such meeting or voting such Shares or personally acting on any matters submitted to shareholders for approval or consent).

The Shares shall be voted by the Proxy Holder in accordance with the majority vote of the shareholders of the Company (as voted by the shareholders without taking such Shares in consideration).

This proxy shall be in effect until the consummation of an IPO (as such term is defined in the Plan).

This proxy is irrevocable to the maximum extent allowed by applicable laws. The proxy holder will have the full power of substitution and revocation. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This proxy will be binding on all successors and permitted assigns and transferees of the undersigned.

_____day of____________, _______

Name of Shareholder

Shareholder Signature